UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   May 18, 2007
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2007, Integrys Energy Group, Inc. entered into a Guaranty to fully and unconditionally guaranty the $400 million Credit Agreement among Peoples Energy Corporation (a wholly owned subsidiary of Integrys Energy Group) and Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, ABN AMRO Incorporated, US Bank National Association, and The Bank of Tokyo-Mitsubishi, Ltd. Chicago Branch, as Co-Documentation Agents, and Banc of America Securities, LLC, J.P. Morgan Securities Inc, and ABN AMRO Incorporated as Co-Lead Arrangers and Joint Bookrunners, dated June 13, 2006 (the “Credit Agreement”).

In conjunction with the Guaranty, Peoples Energy Corporation entered into a First Amendment and Consent to Credit Agreement (the “Amendment”). The Agreement provides that Peoples Energy will provide financial reports of Integrys Energy Group to the Administrative Agent in substitution the financial reports of Peoples Energy Corporation that would otherwise be required under the Credit Agreement. The Amendment also provides that the financial covenant which required Peoples Energy Corporation to maintain a capital ratio of no higher than 0.65 to 1 will be calculated with respect to Integrys Energy Group utilizing its financial information. In addition, the Amendment amended certain default provisions under the Credit Agreement which allowed for the repayment of loans under the Credit Agreement, if any, to become accelerated upon Peoples Energy Corporation’s default under other indebtedness in excess of $15,000,000. The Amendment provides that repayment of loans under the Credit Agreement, if any, may be accelerated in the event of a default under other indebtedness by Peoples Energy Corporation or Integrys Energy Group in excess of $35,000,000.

A copy of the Guaranty, dated May 18, 2007, by and among Integrys Energy Group, Inc. and Bank of America, N.A. in its capacity as administrative agent is attached as Exhibit 10.1 and a copy of the Amendment is attached as Exhibit 10.2.

Item 2.03 Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		10.1	Guaranty, dated May 18, 2007, by and among Integrys Energy Group, Inc. and Bank of America, N.A. in its capacity as Administrative Agent

		10.2	First Amendment and Consent to Credit Agreement dated May 18, 2007 between Peoples Energy Corporation and Bank of America N.A., as Administrative Agent

10.3
Credit Agreement dated as of June 13, 2006, by and among Peoples Energy Corporation, the financial institutions party hereto, and Bank of America, N.A., JPMorgan Chase Bank, N.A., ABN AMRO Incorporated, US Bank National Association, and The Bank of Tokyo-Mitsubishi, Ltd. Chicago Branch, as agents (Incorporated by reference to Exhibit 10(a) to Peoples Energy Corporation - Form 10-Q for the quarter ended June 30, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Bradley A. Johnson Bradley A. Johnson Vice President and Treasurer

Date: May 21, 2007

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated May 18, 2007

Exhibit Number	Description
10.1	Guaranty, dated May 18, 2007, by and among Integrys Energy Group, Inc. and Bank of America, N.A. in its capacity as Administrative Agent

10.2	First Amendment and Consent to Credit Agreement dated May 18, 2007 between Peoples Energy Corporation and Bank of America N.A., as Administrative Agent

10.3
Credit Agreement dated as of June 13, 2006, by and among Peoples Energy Corporation, the financial institutions party hereto, and Bank of America, N.A., JPMorgan Chase Bank, N.A., ABN AMRO Incorporated, US Bank National Association, and The Bank of Tokyo-Mitsubishi, Ltd. Chicago Branch, as agents (Incorporated by reference to Exhibit 10(a) to Peoples Energy Corporation - Form 10-Q for the quarter ended June 30, 2006